COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2013
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 11:	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Legal proceedings and contingencies:

1.
In March 2008, the Company and its Australian subsidiary, Caesarstone Australia Pty Limited ("Caesarstone Australia" or "CSA") entered into an agreement with the former chief executive officer of Caesarstone Australia (the "former executive") and his family trust (the "Trust") granting the Trust restricted shares equal to 17% of the issued and outstanding share capital of Caesarstone Australia, subject to conditions, including vesting over a five-year period and his continued employment. The unvested shares were subject to repurchase by the Company or by Caesarstone Australia upon termination of employment at the purchase price paid by the Trust for such shares. The agreement also provided for a put option exercisable by the former executive after termination of employment other than for cause, in which case vested shares were to be purchased by the Company or Caesarstone Australia at a valuation based on a five times multiple of the EBITDA of CSA. In November 2009, the Company and Caesarstone Australia terminated the employment of the former executive for cause  and notified him of their intent to repurchase of all of his shares and sought repayment of the notice period payment. A legal proceeding took place between the parties, and in May 2012, a settlement agreement was signed by the parties pursuant to which all the shares held by the former executive were transferred to the Company and the parties agreed to an order that all the legal proceedings between them would be dismissed with no order as to costs. The Company did not make any payments in connection with such transfer or other payments to the former chief executive officer. As a result of the settlement, the liability for a share-based payment in the subsidiary was derecognized.

2.
In December 2007, the Company terminated its agency agreement with its former agent in South Africa, World of Marble and Granite ("WOMAG"), on the basis that it had breached the agreement. In the same month, the Company filed a claim for NIS 1.0 million ($268) in the Israeli District Court in Haifa based on such breach. WOMAG has contested the jurisdiction of the Israeli court on the grounds of validity of service, and filed a request to stay proceedings on the basis of an inconvenient forum (forum non conveniens). In January 2008, WOMAG filed suit in South Africa seeking €15.7 million ($21,600) for breach of contract. In August 2008, the Company filed a response to this claim disputing that the Company had any liability to WOMAG.

In September 2013, the South African Court determined that since a proceeding on the same facts was pending before another court (lis alibi pendens), the South African Court will stay the matter until the conclusion of the Israeli action. In December 2013, the magistrate's court in Israel held that the Company was not entitled to terminate the agreement with WOMAG as it was not breached by WOMAG. The Company has filed an appeal to the district court.

The Company believes it has valid claims under the appeal and under the proceedings in South Africa. While the Company cannot estimate the amount of the loss exposure at this time, it does not currently believe it is probable that there will be material losses related to the lawsuit filed by WOMAG.

3.
The Company is subject to a number of claims in Israel, mainly by fabricators or their employees alleging that they contracted illnesses, including silicosis, through exposure to silica particles during cutting, polishing, sawing, grinding, breaking, crushing, drilling, sanding or sculpting Company's products.

Individual Claims

The Company is subject to 41 pending claims of bodily injury that have been filed against it directly since 2008 in Israel or that have named the Company as third-party defendant by fabricators or their employees in Israel (one in 2008, two in 2009, four in 2010, six in 2011, seven in 2012, eight in 2013 and thirteen in 2014 through May 11, 2014).  The Company have also received nine letters threatening to file claims on behalf of certain fabricators in Israel or their employees in Israel alleging that they contracted illnesses as a result of fabricating Company's products. Each of the claims named other defendants, such as fabricators that employed the plaintiffs, the Israeli Ministry of Industry, Trade and Employment, distributors of the Company's products and insurance companies.  The pending claims include one lawsuit filed with a petition to be recognized as class action (see also note 17 below), one lawsuit filed by three stone fabricators together and one appeal which was filed in connection with a judgment granted in one of the lawsuits (as further detailed below). In addition, one claim was filed by the Israeli National Insurance Institution ("NII") for subrogation of compensation paid by the NII to certain fabricators who allegedly contracted silicosis.  Various arguments are raised in the claims, including among others product liability arguments and failure to provide warnings regarding the risks associated with silica dust generated by the fabrication of the Company's products.

Most of the claims do not specify a total amount of damages sought, as the plaintiff's future damages will be determined at trial; however, damages totaling NIS 66.5 million (approximately $19,147) are specified in certain of the claims currently pending against the Company in Israel (excluding the claim that is seeking class action recognition, see also note 17 below). A claim filed with the Magistrates court in Israel is limited to a maximum of NIS 2.5 million (approximately $700) plus any fees, and among the 41 claims filed against the Company in Israel, 23 claims were filed in the Magistrates court. A claim filed in  the District court is not subject to such limitation. As a result, there is uncertainty regarding the total amount of damages that may ultimately be claimed.

The Company intend to vigorously contest pending claims against it and potential claims, although there can be no assurance that the Company will succeed in these claims and there is a reasonable possibility that the Company will be liable for damages in such lawsuits. Currently the Company estimates its reasonably possible  exposure with respect to 27 lawsuits out of the total 41 pending law suits to be NIS 31.8 million (approximately $9,173), although the actual result of such lawsuits may significantly vary from such estimate. The Company cannot make an estimate with respect to the other pending lawsuits . As the Company currently assessed that contingent losses related to the silicossis proceedings are only reasonably possible, pursuant to ASC 450, an accrual has not been recorded for the loss contingencies.

December 2013 Judgment

In December 2013, a judgment was entered by the Central District Court of Israel in one of the law suits, according to which the Company was found to be comparatively liable for 33% of the plaintiff's total damages. The remaining liability was imposed on the plaintiff at 40%, as contributory negligence, and on the Israeli Ministry of Industry at 27%. The total damages of the plaintiff were found by the court to be NIS 5.3 million (approximately $1,500). Since the plaintiff received payments from the NII,  such payments were subtracted from the total damages after reduction of the damages contributed to the plaintiff's contributory negligence. However, under Israeli law, under certain condition a plaintiff may be awarded as compensation from third party injurers, other than his employer, at least 25% of the damages claimed even if the payments that the plaintiff received from the NII equal to or exceed the actual damages of the plaintiff after deducting his contributory liability. Accordingly, in the above claim, the court awarded the plaintiff additional compensation of approximately NIS 800,000 (approximately $200) plus legal fees and expenses, which reflected 25% of the plaintiff actual damages, after deducting the plaintiff's contributory negligence and the amount of NIS 3.3 million (approximately $900) to which the claimant is entitled from the NII. After giving effect to the Israeli Ministry of Industry's comparative responsibility, the total liability imposed on the Company in this case was NIS 436,669 (approximately $126) plus the claimant's legal expenses.  Such amount was fully paid by Company's insurer in January 2014 (apart from Company's deductible). The Company, as well as the Israeli Ministry of Industry and the plaintiff, appealed on the judgment to the Israeli Supreme Court. Although the December 2013 judgement was entered, under the Israeli law, a District Court judgment does not consist a precedence binding upon other courts in Israel. There is no assurance whether the Company or any of the other appellant shall succeed in the appeals.

Claim by Former Employee

One of the fabricators who filed a claim against the Company was employed by the Company in the past and claimed that his illness was, in part, the result of his employment with the Company. Although there can be no assurance that the Company will succeed in such claim, the Company believe that his illness is not related to his employment by the Company and intends to vigorously defend itself.

Settled Claim

The Company was also a party to a settlement agreement that had been approved by a court with respect to one of the claims filed. In that instance, the total settlement was for NIS 275,000 ($79) of which The Company had agreed to pay NIS 10,000 ($3) without admitting liability. Substantially all of the balance was payable by the fabricator that employed the individual in question and insurance companies.

Dismissed U.S. Claim

In 2012, Caesarstone USA was added as a 26th defendant approximately one year after commencement of a lawsuit bodily injury claim in the United States by a fabricator in the United States. The other 25 defendants were manufacturers of equipment utilized in stone fabricating or finishing operations or manufacturers and marketers of stone and engineered stone products. Total damages of approximately $56,000, including approximately $20,000 of punitive damages, were sought in the U.S. claim.  The case was ultimately dismissed and the Company were removed as a defendant.

4.
In November 2011, Kfar Giladi Quarries Agricultural Cooperative Society Ltd., or Kfar Giladi Quarries, and Microgil Agricultural Cooperative Society Ltd., or Microgil, an entity the Company believes is controlled by Kfar Giladi Quarries (Microgil and Kfar Giladi Quarries together shall be referred to as "Kfar Giladi"), initiated arbitration proceedings against the Company.

On April 15, 2012, Kfar Giladi Quarries filed a complaint with the arbitrator against the Company seeking damages of NIS 232.8 million ($67,070) for breach of the agreement between the parties dated June 13, 2006. During August 2012, the Company filed with the arbitrator a legal claim against Microgil and Kfar Giladi Quarries for NIS 76.6 million ($22,068). During the arbitration the Company found out that the claimants took illegal actions in order to obtain evidence. The Company considered these actions to be a breach of the arbitration clause and accordingly, in January 2014, the Company gave the claimants a notice of the arbitration's cancellation. The Company also submitted a claim to the district court seeking a declarative judgment that the arbitration's cancellation was lawful and asked the court to stay the arbitration process until the Company's claim to the district court is adjudicated. In turn, the claimants filed a counter motion to the court asking to stay the Court proceedings. In April 2014, the court accepted the claimants' motions to stay Court proceedings and ordered the arbitrator to proceed with the arbitration process. The Company filed a leave to appeal to the supreme court of the State of Israel and at the same the arbitration process is being conducted.

The arbitration arises out of a dispute related to the quartz processing agreement (the "Processing Agreement") that the Company entered into with Kfar Giladi in June 2006 pursuant to which Kfar Giladi committed to establish a production facility at its own expense within 21 months of the date of the Processing Agreement to process quartz for the Company and for other potential customers. Pursuant to the terms of the Processing Agreement, the Company committed to pay fixed prices for quartz processing services related to agreed upon quantities of quartz over a period of ten years from the date set for Kfar Giladi to commence operating the production facility. The Company estimated that the total amount of such payments would have been approximately $55,000. It is the Company's position that the production facility established by Kfar Giladi was not operational until approximately two years after the date required by the Processing Agreement. As a result, the Company was unable to purchase the minimum quantities set forth in the Processing Agreement and the Company therefore acquired the quantities of ground quartz that it needed from other quartz suppliers.

It is also the Company's position, which is disputed by the claimants, that the Processing Agreement was terminated by the Company following its breach by Kfar Giladi. The Company contends that the Company's purchases of ground quartz from Kfar Giladi in 2010 and 2011 were made pursuant to new understandings reached between the parties and not pursuant to the Processing Agreement. Kfar Giladi alleges that the Processing Agreement was still in effect and that the Company did not meet its contractual commitments under the Processing Agreement to order the minimum annual quantity. In addition, once production began, the Company contends that Kfar Giladi failed to consistently deliver the required quantity and quality of ground quartz as agreed by the parties. The Company's positions are disputed by Kfar Giladi.

The Company also contends that Kfar Giladi is responsible for not returning to the Company unprocessed quartz that it provided to them, including quartz that is currently in Kfar Giladi's possession and additional quartz that is unaccounted for. Each party has various other claims against the other. After Kfar Giladi filed its affidavits in the arbitration, the Company learned that it took illegal actions in order to obtain evidence. The Company considers these actions as a breach of the arbitration clause and accordingly informed Kfar Giladi that the arbitration is cancelled. The Company submitted a claim to the court seeking a declarative judgment that the arbitration's cancellation was lawful. The Company also submitted a motion to the court asking to stay the arbitration until its said claim is adjudicated. The Company believes that it was entitled to cancel the arbitration under the abovementioned circumstances, but its position in this matter is disputed by Kfar Giladi and there is no assurance that the Company will succeed in the claim or the application.

In January 2012, Kfar Giladi notified the Company that it had closed its production facility as a result of the Company's breach of the Processing Agreement, although the Company was willing to keep purchasing products from Kfar Giladi.

As of December 31, 2011, the Company's inventory of quartz in Microgil's possession totals $1,789 in value. Microgil stipulated preconditions for fulfilling the Company's orders for the processing of the Company's quartz inventory in Microgil's possession, which were refused by the Company. Accordingly, such inventory was not supplied to the Company. The Company believes that it is probable that it will not be able to realize its inventory in Microgil's possession. Accordingly, the Company wrote off such inventory in 2011.

In conjunction with the Processing Agreement, the Company made a loan to Microgil in the amount of NIS 4.5 million under a loan agreement entered into in 2006. Under the loan agreement, the loan was to be repaid within a period of approximately four years commencing at the time of Microgil's initial provision of services to the Company under the Processing Agreement. The interest rate of the loan was Prime plus 1%, with interest repayments on a quarterly basis. Principal repayments were to be made monthly through a deduction of NIS 18 from Company payments to Microgil for each ton of quartz supplied by Microgil. As of December 31, 2011, the loan and accrued interest payments totaled $1,127.

In light of Microgil's closing of its production facility, the Company believes that it is not probable that the remainder of the loan will be repaid by Microgil or can be otherwise collected in the near future. According to ASC 310-10-35-16, the Company believes that it is probable that it will not be able to collect the outstanding loan amount (both principal and interest), and therefore, in 2011, the Company recognized an impairment loss for the entire balance of the loan.

The Company intends to defend the arbitration vigorously and to seek damages from Microgil for damage caused to it. However, there is no assurance that an adverse ruling or a negative outcome will not have a material adverse effect on the Company.

Considering the preliminary stage of the proceedings, the Company cannot estimate the related risk in this lawsuit.

5.
The Company's manufacturing operations are subject to the requirements of environmental laws and regulations in Israel, as well as specific conditions set forth in the business licenses and permits related to the use, storage and discharge of hazardous materials granted by national and municipal authorities in Israel for the operation of the Company's Sdot-Yam and Bar-Lev facilities. The Company's business licenses for the Company's facilities each contain conditions related to a number of requirements, including with respect to disposal of effluent, air quality, process sludge, and the handling of waste and chemicals. The Company has a perpetual business license in Sdot Yam and a license limited in time in Bar Lev, which the Company believes will be extended. From time to time, the Company faces environmental compliance issues related to the Company's two manufacturing facilities in Israel. At present, the Company is considering remedial steps to address issues related to the following:

In January 2010, the Israel Ministry of the Environment ("IMPE") ordered the Company to remove sludge waste that was disposed of in 2009 in a number of locations in northern Israel claiming that such disposal was unlawful. The Company has engaged in discussions with the IMPE with respect to which sites will require waste removal. The Company performed a feasible and practical clean-up project but have yet to receive any acknowledgement by the IMPE that no further actions are necessary in relation with such sludge. As of December 31, 2013, the Company reserves of approximately $614, which it believes to be adequate for anticipated future clean-up expenditures if required by the IMPE.

The Company has been required by the IMPE to comply with the applicable requirements under the law and regulations related to styrene gas emission at both of its plants in Israel. In December 2013, the Company completed the initial installation of a system in its Bar-Lev manufacturing facility to reduce styrene emission and as the system is currently in its startup stage, the Company is in the process of examining the results of its operation. A plan for the installation of such system in its Sdot-Yam facility was presented to the IMPE and is currently expected to be operational in November 2014. However, the IMPE has asked the Compnay to participate in a hearing to address allegations that , based in the IMPE's procurement of several gas emission samplings from Sdot-Yam plant, the Company exceeded the air ambient standards. Following such hearing, the IMPE decided not to limit, for now, the Company's manufacturing scope at Sdot-Yam plant, but it has decided to commence an inquiry with respect to a suspicion that it exceeded from the threshold of styrene air ambient standards during 2013. Pursuant to such hearing, the Company was required to promptly apply intermediate measures to correct the  styrene air ambient standards by April 1, 2014, until it installs a new system by which it can conclusively solve any exceeded emission of styrene gas. The Company has installed intermediate measures and believes that the styrene emissions outside the plant have been reduced; although, there is no assurance that it will succeed in  complying with the required standards on a continuous basis by relying solely on such intermediate measures.

The Company is in the process of developing plans to address the issue of waste water treatment, and while it currently does not believe such plans will result in material expenditures, it can provide no assurance that material expenditures will not be required in the future. The Company currently disposes of waste water from its Bar-Lev manufacturing facility to a treatment plant pursuant to a temporary permit obtained from the IMPE that was recently extended until June 30, 2014. In addition, the Company currently disposes of waste water at its Sdot-Yam facility pursuant to a temporary permit obtained from the environmental unit of the local municipal authority that is valid through August 1, 2014; however, the Company has not received approval from the IMPE for this waste water disposal. In the case that an alternative solution for disposal of the waste water is not found prior to the expiration of these permits, the Company will endeavor to obtain an extension.

In May 2011, the Company received a letter from the Israeli fire regulation authorities detailing fire protection measures required at its facility in Kibbutz Sdot-Yam to obtain the necessary fire regulatory approval for such facility. The Company has established a program with the fire regulation authorities to adjust its fire protection measures to comply with their requirements. The Company expects this program to be completed in 2014.

To obtain the permits the Company is required to receive in connection with the construction it completed at its Sdot-Yam facility in the recent past, it must comply with the IMPE's requirements related to styrene ambient standards and waste water. In addition, to maintain the permits necessary to operate the fifth production line at the Company's Bar-Lev manufacturing facility, which construction includes two phases, the first of which was completed during the fourth quarter of 2013 and the second is expected to be completed during the second quarter of 2014, the Company must comply with the IMPE's requirements related to styrene ambient standards and waste water.

In April 2013, the IMPE analyzed the Company's sludge waste and alleged that such sludge waste, which had been classified as construction waste, should be reclassified as hazardous waste due to a few ingredients included therein. Such a classification would result in the need to dispose the waste at a different disposal site, which involves much higher expenses compared to its current disposal costs. The Company believes that the troublesome ingredients, which are burned during its production process, are not hazardous within its products. The Company is in the process of discussing this matter with the IMPE, with the aim of obtaining their agreement that no change in the sludge-waste classification is required; although, there is no assurance that the Company will be successful in such discussions.

6.
The Company and CSA initiated proceedings against one of CSA's competitors in the Federal Court of Australia alleging trademark infringement, misleading conduct and passing off by using several of the Company's trademarks. A settlement was reached at mediation in September 2011, and the respondents paid the Company AUD 1.7 million (USD 1,817). Accordingly, the Company recorded an expense reduction within general and administrative expenses.

7.
From time to time, the Company is involved in other legal proceedings and claims in the ordinary course of business related to a range of matters. While the outcome of these other claims cannot be predicted with certainty, the Company's management does not believe that any such claims or all of them together will have a material effect on the Company's consolidated financial statements.

b.	Operating lease commitments:

The land and certain of the Company's facilities and vehicles are leased under operating lease agreements. Future minimum lease commitments under non-cancellable operating leases for the specified periods ending after December 31, 2013 are as follows:

2014	$11,309
2015	9,847
2016	8,094
2017	7,059
2018	6,167
2019 and thereafter	60,113

Total	$102,589

Lease expenses, net, for the years ended December 31, 2013, 2012 and 2011 were approximately $12,608, $11,137 and $10,255, respectively.

c.	Purchase obligation:

The Company's significant contractual obligations and commitments as of December 31, 2013 are summarized in the following table:

2014 (1)	$25,003
2015 and thereafter	592

$25,595

(1)	Consists of purchase obligations to certain suppliers.

d.	Pledges and guarantees:

1.	Caesarstone Australia has five guarantees outstanding with the ANZ Bank with respect to rent in the amount of $1,038.

2.
Despite the full repayment of the Company's commercial bank loans in Israel, the Company as of December 31, 2013 have fixed liens of an unlimited amount on the authorized non-paid up share capital, goodwill and a floating charge of an unlimited amount on the Company's other assets, to secure the Company's liabilities to banks in Israel. However, the Company received the banks' consent for removing such charges and subsequent to balance sheet date the Company's credit facilities and services provided by banks in Israel are secured with a "Negative floating pledge", whereby  the Company committed not to pledge or charge and not to undertake to pledge or charge its general floating assets.

3.	To secure the Company's liabilities to a bank in Canada, Caesarstone Canada has provided a security interest on certain of its inventory and other tangible and intangible assets.